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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2004

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

             FLORIDA                     1-4604                 65-0341002
  (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)             file number)         Identification No.)

       3000 Taft Street, Hollywood, Florida                        33021
     (Address of principal executive offices)                   (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 15, 2004, HEICO Corporation issued a press release announcing its financial results for the fourth quarter and full year of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     EXHIBIT NO.    DESCRIPTION
     -----------    ----------------------------------------------------------
        99.1        Press release, dated December 15, 2004, titled "HEICO
                    Reports Significantly Increased Fiscal 2004 Fourth Quarter and Full Year Results."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEICO CORPORATION
                                              ---------------------------------
                                                 (Registrant)

Date:  December 15, 2004                      By:  /s/ Thomas S. Irwin
                                                   ----------------------------
                                                   Thomas S. Irwin
                                                   Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

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                                  EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
     -----------    ----------------------------------------------------------
        99.1        Press release, dated December 15, 2004, titled "HEICO
                    Reports Significantly Increased Fiscal 2004 Fourth Quarter and Full Year Results."

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